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                                                                    Exhibit 10.5



                                 March 6, 1998




Tappan Zee Financial, Inc.
75 North Broadway
Tarrytown, New York 10591

Gentlemen:

         The undersigned, being directors and executive officers of U.S.B. Holding Co., Inc. (the "Acquiror"), are delivering this letter to you in connection with the proposed merger (the "Merger") of Tappan Zee Finanical, Inc. (the "Company") with and into the Acquiror, pursuant to the Agreement and Plan of Merger, dated March 6, 1998 (the "Agreement").

         The undersigned have been advised that as of the date of this letter each may be deemed to be an "affiliate" of the Acquiror, as the term "affiliate" is used for purposes of the rules and regulations of the Securities and Exchange Commission (the "Commission") applicable to the determination of whether a merger can be accounted for as a "pooling-of-interests" as specified in the Commission's Accounting Series Release 135, as amended by Staff Accounting Bulletins Nos. 65 and 76 ("ASR 135").

         The undersigned represent and covenant with the Acquiror and the Company that:

         (a) During the period beginning on the date hereof and ending 30 days prior to the consummation of the Merger, the undersigned shall not sell, transfer, reduce the undersigned's risk with respect to or otherwise dispose of ("transfer") any shares of Acquiror common stock owned by the undersigned, and shall not permit any relative who shares the undersigned's home, or any person or entity who or which the undersigned controls, from transferring any shares of Acquiror common stock owned by such person or entity, without notifying the Acquiror in advance of the proposed transfer and giving the Acquiror a reasonable opportunity to object to the transfer before it is consummated. The Acquiror, upon advice of its independent public accountants, may instruct the undersigned not to make or permit the transfer because it may interfere with the "pooling-of-interests" treatment of the Merger. The undersigned shall abide by any such instructions.

         (b) During the period beginning 30 days prior to the consummation of the Merger and ending immediately after financial results covering at least 30 days of post-Merger combined operations have been published by the Acquiror by means of filing of a Form 10-Q or Form 8-K under the Securities Exchange Act of 1934, the issuance of a quarterly earnings report or any other public issuance which satisfies the requirements of ASR 135, the undersigned shall not transfer any shares of Acquiror common stock owned by the
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Tappan Zee Financial, Inc.
March 6, 1998
Page 2


undersigned, and the undersigned shall not permit any relative who shares the undersigned's home, or any person or entity who or which the undersigned controls, to transfer any shares of Acquiror common stock owned by such person or entity.

         (c) The undersigned shall not enter into any transaction with respect to any shares of Acquiror common stock, and shall not permit any relative who shares the undersigned's home, or any person or entity who or which the undersigned controls, from entering into any transaction with respect to any shares of Acquiror common stock, during the 20 consecutive AMEX Trading Days (as defined in the Agreement) ending with and including the date on which the last of the regulatory approvals (as defined in Section 6.1(b) of the Agreement) required for consummation of the Merger is obtained.

         (d) The undersigned have carefully read this Letter Agreement and the Agreement and discussed the requirements of such documents and other applicable limitations upon transfer of shares of Acquiror common stock to the extent the undersigned deems necessary with counsel of the undersigned's choice or counsel for the Acquiror.

         This letter shall terminate concurrently with any termination of the Agreement in accordance with its terms.

         The undersigned intend to be legally bound hereby.


                               Very truly yours,

                                                             Number of Shares of
                                                             Acquiror
                                                             Common Stock Owned*
                                                             -------------------

                      /s/ Thomas E. Hales                       2,295,526
                      ----------------------------
                      Thomas E. Hales


                      /s/ Raymond J. Crotty                       283,367
                      ----------------------------
                      Raymond J. Crotty


                      /s/ Michael H. Fury                         292,500
                      ----------------------------
                      Michael H. Fury

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Tappan Zee Financial, Inc.
March 6, 1998
Page 3


                                                             Number of Shares of
                                                             Acquiror
                                                             Common Stock Owned*
                                                             -------------------


                      /s/ Herbert Peckman                         265,072
                      ----------------------------
                      Herbert Peckman


                      /s/ Howard V. Ruderman                      724,380
                      ----------------------------
                      Howard V. Ruderman


                      /s/ Fred F. Graziano                        276,325
                      ----------------------------
                      Fred F. Graziano


                      /s/ Kenneth J. Torsoe                     1,360,344
                      ----------------------------
                      Kenneth J. Torsoe


                      /s/ Steven T. Sabatini                      131,884
                      ----------------------------
                      Steven T. Sabatini


                      /s/ Robert F. Picarelli                     410,485
                      ----------------------------
                      Robert F. Picarelli



* Represents shares owned directly or indirectly and shares allocated to the affiliates' KSOP and KESIP accounts as of March 6, 1998. Does not include shares underlying stock options that were not vested as of March 6, 1998.